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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 June 28, 2002

FARGO ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-90937	41-1959505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6533 Flying Cloud Drive Eden Prairie Minnesota (Address of Principal Executive Offices)	55344 (Zip Code)

(952) 941-9470
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events

        The exhibits listed in Item 7 below are filed herewith in connection with Fargo Electronics, Inc.'s Registration Statement on Form S-3, as amended and supplemented (Registration File No. 333-88062) and hereby are incorporated by reference.

Item 7. Financial Statements and Exhibits.

  (a)
  Financial Statements of Businesses Acquired.

    Not Applicable

  (b)
  Pro Forma Financial Information.

    Not Applicable

  (c)
  Exhibits.

Exhibit No.	Description
Ex. 1.1	Underwriting Agreement, dated June 28, 2002, among Fargo Electronics, Inc., Raymond James & Associates, Inc., Robert W. Baird & Co. Incorporated, Needham & Company, Inc., and certain stockholders of Fargo.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARGO ELECTRONICS, INC.
By:	/s/ JEFFREY D. UPIN Jeffrey D. Upin Vice President and General Counsel

Dated: June 28, 2002

FARGO ELECTRONICS, INC.
FORM 8-K
Exhibit Index

Exhibit No.	Description	Method of Filing
1.1	Underwriting Agreement, dated June 28, 2002, among Fargo Electronics, Inc., Raymond James & Associates, Inc., Robert W. Baird & Co. Incorporated, Needham & Company, Inc., and certain stockholders of Fargo.	Filed herewith

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SIGNATURE